Exhibit 99.1

Execution Copy

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of October 31, 2008, by and between SC MINERALS AKTIEBOLAG, a privat aktiebolag organized under the laws of Sweden (the “Lender”) and MINERA SAN CRISTÓBAL, S.A., a sociedad anónima organized under the laws of Bolivia (the “Borrower”).  The Lender and the Borrower are referred to herein collectively as the “Parties” and individually as the “Party”.

BACKGROUND

WHEREAS, the Borrower and the Lender are Parties to that certain Loan Agreement, dated as of August 11, 2008, as amended by that certain First Amendment dated October 1, 2008 (as it may be further amended, modified, supplemented or amended and restated from time to time, the “Agreement”);

WHEREAS, the Lender has agreed, subject to the terms and conditions of the Agreement and this Second Amendment, to increase the amount of additional loans available to the Borrower by US$25,000,000, up to a maximum aggregate principal amount of US$50,000,000 (the “Additional Loan”), upon the terms and conditions set forth therein and herein;

WHEREAS, the Borrower and Lender wish to further amend the Agreement as herein provided;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

1.               Definitions.  Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Common Security Agreement, the Borrower Shareholders Agreement or the Agreement, as the case may be.

2.               Amendments to Agreement.  The Agreement is hereby amended, effective as of the date that this Second Amendment becomes effective in accordance with Section 4 hereof, as follows:

2.1.           Recitals.  The Second WHEREAS clause in the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

WHEREAS, the Lender has agreed, subject to the terms and conditions of this Agreement, to make loans available to the Borrower up to a maximum aggregate principal amount of US$50,000,000 (the “Initial Loan”) and additional loans up to a maximum aggregate principal amount of US$50,000,000 (the “Additional Loan”; the Initial Loan and the Additional Loan being collectively referred to herein as the “Loan”), all upon the terms and condition set forth herein; and

2.2.           Amendment to Section 1.1.  Section 1.1 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

1.1                   Advances.

(a)               Upon satisfaction of the terms and subject to the conditions hereof, and subject to the provisions of Section 4.2 below, the Loan shall be available for disbursement to the Borrower in one or more advances from the date hereof through December 31, 2008 (collectively, the “Advances”) by wire transfer of Dollars, in immediately available funds, to an account designated by the Borrower.  The Lender shall not be obligated to make any Advance hereunder after December 31, 2008.  The date the initial Advance is made to the Borrower is herein referred to as the “Initial Disbursement Date” and each date a subsequent Advance is made to the Borrower is herein referred to as a “Subsequent Disbursement Date.”

(b)              Advances made under the Initial Loan shall be used only for working capital purposes and only in respect of line items set forth in the projected cash sources and uses prepared by the Borrower as of August 7, 2008, a copy of which is attached hereto as Schedule A (the “Initial Loan Projected Cash Forecast”).  Advances made under the Additional Loan shall be used only for operating expenses, including, but not limited to, employee salaries, bonuses and retention payments, in respect of line items set forth in the in the projected cash sources and uses prepared by the Borrower as of October 24, 2008, a copy of which is attached hereto as Schedule B, as amended, modified or updated from time to time as required under the Agreement (the “Additional Loan Projected Cash Forecast” together with the Initial Loan Projected Cash Forecast, the “Projected Cash Forecasts”).  When the Borrower desires an Advance hereunder, it shall deliver a Disbursement Request in the form attached as Exhibit A (the “Disbursement Request”) specifying the amount of the Advance requested to be disbursed, the Subsequent Disbursement Date, as applicable (which shall be no less than five (5) Business Days following the date of the Disbursement Request, unless otherwise agreed by the Lender); certifying the purpose for which the proceeds of such Advance will be used, referencing the relevant Projected Cash Forecast and the line item of the relevant Projected Cash Forecast to which such Advance relates; certifying that the cumulative amount of Advances (assuming the making of the requested Advance) and other payments previously made with respect to any line item in the relevant Projected Cash Forecast will not exceed 110% of the amount of such line item, and attaching reasonable evidence of the Borrower’s payment of expenses out of any prior Advance that were made by Borrower on or after the date of the previous Disbursement Request.  For the avoidance of doubt, no Advance made under the Additional Loan shall be used for payment of Financing – Cash Uses as referenced in the Additional Loan Projected Cash Forecast.

3.               BORROWER REPRESENTATIONS AND WARRANTIES.  In order to induce Lender to enter into this Second Amendment, Borrower hereby represents and warrants that:

3.1.           No Blockage Event.  At and as of the date of this Second Amendment, after giving effect to this Second Amendment, no Blockage Event or Potential Blockage Event exists.

3.2.           Authorization; Binding Effect.  The execution, delivery, and performance by the Borrower of this Second Amendment have been duly authorized by all requisite corporate action by the Borrower.  This Second Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights in general, and general principles of equity.

3.3.           Consents.  No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by the Borrower of this Agreement.

3.4.           Noncontravention.  Neither the execution and the delivery of this Second Amendment, nor the consummation of the transactions contemplated hereby, will violate any Government Rule or Government Approval to which the Borrower is subject, violate any provision of the Borrower’s Organizational Documents, or conflict with, result in a breach of, or constitute a default under, any written agreement, contract, lease, license, instrument or arrangement to which the Borrower is a party or by which it is bound.

4.               Conditions.  This Second Amendment shall be effective as of October 31, 2008 (the “Effective Date”) upon the fulfillment by Borrower, in a manner satisfactory to Lender, of all of the following conditions precedent set forth in this Section 4:

4.1.           Delivery of Other Documents.  Lender shall have received all such instruments, documents and agreements as Lender may reasonably request, in form and substance reasonably satisfactory to Lender.

4.2.           Execution of the Second Amendment.  Each of the Parties hereto shall have executed and delivered an original counterpart of this Second Amendment and each of Apex Sweden and Apex Luxembourg S.À.R.L. shall have executed the acknowledgement attached hereto.

4.3.           Representations and Warranties.  As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

4.4.           Compliance with Terms.  Borrower shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Borrower in connection herewith.

5.               Covenants.

5.1.    Registration of Second Amendment.  Within twenty (20) Business Days of execution of this Second Amendment, the Borrower shall cause this Second Amendment to be duly registered with the Central Bank of the Republic of Bolivia, as required by applicable Bolivian regulations.

6.               Miscellaneous.

6.1.    Continuing Effect.  Except as specifically provided herein, the Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

6.2.    No Waiver.  This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Agreement, except as specifically set forth herein.

7.               OTHER PROVISIONS.

7.1.    Governing Law.  This Second Amendment shall be construed in accordance with and governed by the law of the State of New York without regard for principles of conflict of law that would require the application of the law of a jurisdiction other than the State of New York.

7.2.    Separate Counterparts; Legalization.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Following execution of the Second Amendment the Parties shall promptly take all steps to fully legalize all signatures in accordance with Bolivian law.

[Signatures Follow.]

IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment as of the date first written above.

MINERA SAN CRISTÓBAL, S.A.

By:	/s/ Gerald J. Malys
Name:	Gerald J. Malys
Title:	Director and Vice President

SC MINERALS AKTIEBOLAG

By:	/s/ Akira Takeuchi
Name:	Akira Takeuchi
Title:	Director

In consideration of the direct and indirect benefits that Apex Sweden and Apex Luxembourg will receive as Shareholders of the Borrower from the making of the Additional Loan, and as an express condition to the making of the Additional Loan by the Lender, by their signature below Apex Sweden and Apex Luxembourg (i) consent to the making of the Additional Loan by the Lender in accordance with the terms of the Agreement as amended by this First Amendment, (ii) agree to comply with and be bound by the terms and provisions of the Agreement as amended by this Second Amendment, including, without limitation, Section 1.8 and Article 4, (iii) agree that any Shareholder Loan, Supplemental Loan or Consolidated Loan made by the Apex Interestholders and any other amount payable to the Shareholders by the Borrower, whether currently outstanding or hereafter created, shall rank in payment and upon liquidation junior to the Additional Loan in accordance with the subordination terms attached to the Agreement as amended by this Second Amendment.

APEX SILVER MINES SWEDEN AB.

By:	/s/ Gerald J. Malys
Name:	Gerald J. Malys
Title:	Deputy Director

APEX LUXEMBOURG S.À. R.L.

By:	/s/ Gerald J. Malys
Name:	Gerald J. Malys
Title:	Manager